Exhibit 99.2

August 7, 2025 Natera, Inc. Q2’2025 Earnings Presentation

This presentation contains forward - looking statements under the meaning of the Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, our strategies, our goals and general business and market conditions, are forward - looking statements . These forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including : we face numerous uncertainties and challenges in achieving our financial projections and goals ; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners ; we have incurred net losses since our inception and we anticipate that we will continue to incur net losses for the foreseeable future ; our quarterly results may fluctuate from period to period ; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate ; we may be unable to compete successfully with existing or future products or services offered by our competitors ; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources ; our products may not perform as expected ; the results of our clinical studies may not support the use and reimbursement of our tests, particularly for microdeletions screening, and may not be able to be replicated in later studies required for regulatory approvals or clearances ; if either of our primary CLIA - certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed ; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers ; if we are unable to successfully scale our operations, our business could suffer ; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources ; we may be unable to expand, obtain or maintain third - party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received ; third - party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors ; we could incur substantial costs and delays complying with governmental regulations, including recently enacted FDA regulations regarding LDTs ; litigation and other regulatory or governmental proceedings, related to our intellectual property or the commercialization of our tests, are costly, time - consuming, could result in our obligation to pay material judgments or incur material settlement costs, and could limit our ability to commercialize our tests ; and any inability to effectively protect our proprietary technology could harm our competitive position or our brand . We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10 - K and 10 - Q and in other filings we make with the SEC from time to time . Moreover, we operate in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statement . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied . As a result, you should not place undue reliance on our forward - looking statements . Except as required by law, we undertake no obligation to update publicly any forward - looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations . We file reports, proxy statements, and other information with the SEC . Such reports, proxy statements, and other information concerning us is available at http : //www . sec . gov . Requests for copies of such documents should be directed to our Investor Relations department at Natera , Inc . , 13011 McCallen Pass, Building A Suite 100 , Austin, TX 78753 . Our telephone number is (650) 980 - 9190 . 2 Safe harbor statement Not for reproduction or further distribution.

Q2 2025 highlights and recent business updates

- Revenue of ~$547M in Q2 2025 vs ~$413M in Q2 2024; year-over-year growth of ~32%.
- ~853K total tests processed in Q2 2025 vs ~760K in Q2 2024; year-over-year growth of ~12%.
- ~189K oncology tests in Q2 2025 vs ~125K in Q2 2024; year-over-year growth of ~51%.
  Clinical oncology grew ~20K units over Q1 2025.
- Gross margin[1] of ~63% in Q2 2025 vs ~59% in Q2 2024; generated ~$24M in cash inflow[2] in Q2 2025.
- **Increasing 2025 financial outlook by $80M for revenue**: revenue of $2.02B – $2.1B; gross margin[1] of 61% – 64%; and positive cash flow generation[2].
- Major product launch in women's health and new data published on PEDAL clinical trial in organ health.
- Furthered MRD leadership in breast and GI cancers with recent clinical trial data and activations.
- Launch of AI-based foundation models to support biomarker development, molecular therapeutics and clinical decision making.

1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues.
2. Non-GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating activities, net cash from investing activities excluding amounts related to short-term investments, and net cash from financing activities excluding proceeds from public offerings. Please refer to our website at www.investor.natera.com/financials for a reconciliation of non-GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non-GAAP cash flow as an indicator of the Company's operational cash generating capabilities.

Not for reproduction or further distribution.

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234K 376K 500K 617K 760K 853K K 100K 200K 300K 400K 500K 600K 700K 800K 900K FY20 Q2 FY21 Q2 FY22 Q2 FY23 Q2 FY24 Q2 FY25 Q2 Volumes continue to ramp, record growth for Signatera TM Not for reproduction or further distribution. 4 • Fastest ever quarterly oncology growth • Record number of oncology new patient starts • Continued strong performance in women’s health • Publications driving organ health

72K 81K 91K 106K 118K 130K 145K 161K 181K 50K 70K 90K 110K 130K 150K 170K 190K 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 5 Signatera volumes: ~20K clinical growth units Signatera clinical tests processed ~20 K • Fastest unit growth quarter by wide margin • Significant step up in new patients • Acceleration across tumor types, especially in colorectal cancer and breast cancer Not for reproduction or further distribution.

$86M $142M $198M $261M $413M $547M $M $100M $200M $300M $400M $500M $600M FY20 Q2 FY21 Q2 FY22 Q2 FY23 Q2 FY24 Q2 FY25 Q2 Revenues continue to ramp: ~32% revenue growth over Q2’24 32% 6 • ~34% 1 annual growth ex - true ups • ~9% sequential growth over record Q1’25 despite seasonal dip in women’s health volumes • Strong new account wins in all business units • Record Signatera growth • Continued gains in ASPs Not for reproduction or further distribution. 1. 34% annual growth ex true - ups is a non - GAAP percentage which takes FY25 Q2 total GAAP revenues of $547M less non - GAAP revenue co llection true ups of $45M over the FY24 Q2 total GAAP revenues of $413M less non - GAAP revenue collection true ups of $40M.

7 Continued gross margin 1 execution Gross margins 1 quarterly trend • Gross margin 1 up 63.4% in Q2 vs 63.1% in Q1 • Sequential ASP improvement in Signatera • Strong ASPs in women’s health remained intact • Significant growth in first - time Signatera patients drove higher COGS • New patient starts driving future growth for Signatera 45% 45% 51% 57% 59% 62% 63% 63% 63% 35% 40% 45% 50% 55% 60% 65% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 ~ 2 % true up benefit ~4% true up benefit ~4% true up benefit ~3% true up benefit ~3% true up benefit ~3% true up benefit ~3% true up benefit Not for reproduction or further distribution. 1. Non - GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and ot her revenues divided by GAAP revenues.

8 Multiple drivers of future margin expansion • Scaling for rapid volume growth • Automation to meet rising demand • New COGS reduction projects underway • Current project pipeline can generate significant savings Revenue cycle operations Coverage expansion COGS reduction programs AI - driven efficiencies • ~$300M in recurring revenues and cash flow 1 generated since 2022 • Opportunities to improve reimbursement for covered services • Coverage for additonal non - covered tumor types (~$250M - $300M) • Broader coverage in biomarker states • Medicare advantage execution • Clinical practice guidelines Not for reproduction or further distribution. 1. Non - GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating ac tivities, net cash from investing activities excluding amounts related to short - term investments, and net cash from financing activities excluding proceeds from public offerings. Please refer to our website at www.investor.natera.com/financials for a reconciliation of non - GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non - GAAP cash flow as an indicator of the Company’s operational cash generati ng capabilities.

9 Opex remaining flat to Q1 guide despite $80 million increase in revenue Key Drivers: 2025E SG&A investments* Investing in proven growth drivers creates future upside 0 20 40 60 80 100 120 140 160 180 $171M Lab expansion / infrastructure Commercial team expansion Revenue cycle expansion $166M AI capabilities for product innovation Early cancer detection development and trials Clinical trial expansion New product launches Key Drivers: 2025E R&D investments* *Based on midpoint of current guidance and 2024 actual SG&A and R&D expense as disclosed in the 2024 Form 10 - K. Not for reproduction or further distribution.

10 Launch of Fetal Focus TM , a new NIPT for 5 genes • Cystic fibrosis ( CFTR ) • Spinal Muscular Atrophy ( SMN1 ) • Alpha Thalassemia ( HBA1 and HBA2 ) • Beta Hemoglobinopathies ( HBB ) including Sickle Cell Disease Provides fetal risk assessment : Analyzes cfDNA to assess risk of fetal inheritance and help triage need for further testing when the father is not available for carrier screening or diagnostic testing is declined. Proprietary technology : LinkedSNP technology enables improved sensitivity and specificity even in challenging cases (e.g., homozygous cases when parents pass on the same variant ). Flexible ordering : Can be ordered alongside Horizon carrier screening test, either upfront or later. Not for reproduction or further distribution.

EXPAND trial demonstrates excellent performance of Fetal Focus in first readout Not for reproduction or further distribution. Large, prospective, multicenter, blinded trial: • Clinical validation study • Conducted in collaboration with ~20 healthcare institutions • Represents multi - ethnic, general population cohort • Confirmed fetal genetic outcomes on all pregnancies • ~1,300 patients enrolled to date Excellent performance: • First milestone readout (N=101) • Demonstrated sensitivity of 91% • Detected all 5/5 challenging homozygous cases Confidential draft – not for distribution outside of Natera 11

Successful readout of PEDAL, published in AJT Prospera provides accurate prognosis of post - rejection outcomes 488 kidney transplant patients enrolled 96 with biopsy proven acute rejection Objecti ve Longitudinal Prospera tests pre - biopsy & weeks 2, 4, 6, 8 post - rejection 66 patients with outcomes recorded at 1 - year post - rejection • 60X more likely to have positive outcomes • Suggests these cases mostly responded to treatment Study Design Results Four distinct Prospera dd - cfDNA trends identified Favorable prognosis: low/dropping Prospera levels • 97.5% (40/41) experienced negative outcomes • Suggests these cases did NOT respond to treatment Unfavorable prognosis: high/elevated Prospera levels First prospective, multi - center trial to examine how dd - cfDNA can be used in post - rejection patient management Prospera trends were statistically associated with outcomes, suggesting dd - cfDNA may help physicians manage patients post - rejection. Not for reproduction or further distribution. 12 natera ONCOLOGY

DARE trial: recurrence monitoring with Signatera supports TOMR strategy in early breast cancer

Key Findings

- Phase II prospective "TOMR" study (treat on molecular recurrence); >500 patients, >2,200 plasmas, since 2021
- Utility of Signatera for early detection of recurrence in ER+/HER2- breast cancer

Strong sensitivity and NPV among persistently negative pts

>99%

RFS among the 400+ patients who remained Signatera-negative with median follow up of 27.4 months

High randomization rate supports TOMR trial feasibility

~73%

of Signatera-positive patients were imaging negative, 93% of whom were randomized

High clearance rate for MRD-positive patients

>2X

ctDNA clearance rate at 3 months (Arm A vs. Arm B)

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Not for reproduction or further distribution.

Announced randomized clinical trial in neoadjuvant breast cancer (TEODOR)

natera ONCOLOGY

ISPY-2, prospective observational data

- Monitoring before, during, and after neoadjuvant therapy in over 700 patients with high-risk breast cancer, all disease subtypes
- Patients who were Signatera-negative at baseline had extremely good outcomes
  → candidates for de-escalation

TEODOR: newly launched randomized controlled trial

- Identify HR-positive Her2-negative patients who can safely forgo neoadjuvant chemotherapy; enrollment of ~250 patients across 15 sites in Austria

Interventional Study Design


REGISTRATION
SIGNATERA
AI DAILY FOR 4 WEEKS
*ctDNA- AND Ki67≤ 10%
EXPERIMENTAL ARM: ENDOCRINE THERAPY
2:1 R
CONTROL ARM: CHEMOTHERAPY
ctDNA+ OR Ki67>10%
SURGERY

Not for reproduction or further distribution.

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15 Note: publications and posters as of July 2025. Signatera clinical pipeline in breast cancer, along full patient journey 18 Peer - reviewed publications 67 Posters at medical meetings Neoadjuvant Adjuvant Surveillance • Key trials include SAFE - de and SIGNAL - CDK • Key trials include DARE and TREAT ctDNA Metastatic Pipeline of high - impact prospective studies covering each care setting, including multiple interventional randomized controlled trials Not for reproduction or further distribution. Investing >$150M in breast cancer clinical trials • Key trials include TEODOR and ISPY 2 • Key trials include HEROES natera ONCOLOGY

Growing evidence for Signatera across GI indications

Gastroesophageal cancer- recent publication[1]

- Serial testing before and after surgery, in locally advanced resectable disease (n=62 patients, stages I-III)
- Patients who failed to clear ctDNA during NAT had higher risk of recurrence and death (RFS: HR 18.6; OS: HR 16.1)
- 100% recurrence among patients who tested Signatera-positive in the MRD window after surgery
- Diagnostic lead time of 6 months (median) prior to imaging

July 4th

nature communications

Article

Longitudinal circulating tumor DNA analysis during treatment of locally advanced resectable gastric or gastroesophageal junction adenocarcinoma: the PLAGAST prospective biomarker study

Liver cancer – recent publication[2]

- Evaluated serial testing with Signatera post liver transplantation or surgical resection (n=125 patients)
- Outperformed SOC biomarker alpha-fetoprotein (AFP), with sensitivity of 83% vs. 42%, and specificity of 100%
- Diagnostic lead time up to 16.5 months ahead of imaging (median 8 months) vs. median 2 months with AFP

July 2nd

ASCO JCO Precision Oncology

Feasibility of Personalized and Tumor-Informed Circulating Tumor DNA Assay for Early Recurrence Detection in Patients With Hepatocellular Carcinoma

1. Zaanan A, Didelot A, Broudin C, et al. *Longitudinal ctDNA analysis during treatment of resectable gastric and GEJ cancer: the PLAGAST study.* Nat Commun. 2025;16:6815.
2. Abdelrahim, et al. The Feasibility of Personalized and Tumor-Informed ctDNA Assay for Early Recurrence Detection in Patients with Hepatocellular Carcinoma. JCO precision oncology, 2025

Not for reproduction or further distribution.

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natera ONCOLOGY

Early cancer detection

Clinical Validation

PROCEED-CRC | prospectively establish AA performance

- >3K prospectively collected colonoscopy matched patients evaluable
- Readout in Q4'25
- Expect to show performance in >100 screen-detected AA samples and 500 negative controls

FDA-Enabling Study

FIND-CRC | clinical validation & PMA submission

- Targeting ~70 CRC cases and ~1,400 AA cases
- First Patient In: May 2025
- On track for readout in 2027

Disciplined spend and phase-gated approach to launch

Not for reproduction or further distribution.

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18 Deploying AI across the Company Not for reproduction or further distribution. Efficiency Automate to meet rising demand Targeting ~$200M in value User Experience Innovative tools to improve patient and provider experience Clinical and Data Biomarker development, molecular therapeutics and clinical decision - making tools

End-to-End AI "Discovery-to-Care" Platform

A modular, multimodal AI system spanning from raw data to clinical action

Data Foundation
Make data AI-ready

250k — **Patients with WES & WGS**
Clinical data abstraction and reasoning using LLMs

>1M — **Timepoints**
One of the largest cancer longitudinal datasets ever compiled

High quality AI-ready data for scalable model training

Core Model Layer
Power discovery

>1B — **Parameters**
Genomic foundation model trained on Signatera (DNA), Altera (RNA), and HE and imaging data

>80B — **Base Pairs of Sequencing**
Genomic foundation model trained on Signatera (DNA), Altera

Differentiated genomic large language model

Application Layer
Support decisions & insights

Digital Twin AI
Simulates patients virtually for treatment optimization, outcome prediction

Real-time clinical trial matching
Powered by molecular and clinical data

Immunotherapy response prediction

Personalized cancer therapy design suite

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20 1. Burns, R., et al. Patient response to immune checkpoint inhibitors (ICI) informs neoantigen prioritization: Applications t o p ersonalized cancer vaccines (PCVs) and ICI response prediction [abstract]. In: Proceedings of the American Association for Cancer Research Annual Meeting 2025; Part 1 (Regular Abstracts); 2025 Apr 25 - 30; Chicago, IL. Philadelp hia (PA): AACR; Cancer Res 2025;85(8_Suppl_1):Abstract nr 6255. Not for reproduction or further distribution. NeoPredict 1 improves patient IO response hazard ratio by >2x vs TMB Months NeoPredict Response model HR = 3.16 p = 0.006 AUC = 0.82 Months TMB alone ‘clinical standard’ HR = 1.47 p = 0.33 AUC = 0.62 NeoSelect 1 outperforms >30 Neoantigen prediction algorithms 0% 25% 50% 75% Last place 3rd place 2nd place Neoselect % Correct Predictions Model Strong early performance from Natera AI applications

FY25 Q2 financial overview 21 Change Y/Y FY24 Q2 FY25 Q2 $133.0 $411.4 $544.4 Product revenues $0.2 $2.0 $2.2 Licensing and other revenues $133.2 $413.4 $546.6 Total revenues 458 bps 58.8% 63.4% Gross margin% 1 $57.3 $89.1 $146.4 R&D $112.5 $198.0 $310.5 SG&A ($0.44) ($0.30) ($0.74) Net loss per diluted share ($ in millions, except for per share data) Change Y/Y Dec 31, 2024 Jun 30, 2025 Balance sheet $47.7 $968.3 $1,016.0 Cash & investments 2 ($0.1) $80.4 $80.3 UBS line of credit Not for reproduction or further distribution. 1. Non - GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and ot her revenues divided by GAAP revenues. 2. Cash and investments also include cash equivalents and restricted cash.

Raising 2025 annual revenue and margin[1] guidance

Guide ($ millions)	Q1 Guide	Current	Key drivers
Revenue	$1,940 –$2,020	↑ $2,020 – $2,100	Continued volume growth, conservative ASPs, strong oncology contribution
Gross margin[1]	60% – 64%	↑ 61% – 64%	Building on 1H progress for the balance of the year
SG&A	$975 – $1,050	↔ $975 – $1,050	Holding guide constant: focused on expanding commercial footprint
R&D	$550 – $590	↔ $550 – $590	Holding guide constant: major new product launches and clinical trial expansion
Cash flow[2]	Positive	↔ Positive	~$47M net cash generated to date in 2025

1. Non-GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues.
2. Non-GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating activities, net cash from investing activities excluding amounts related to short-term investments, and net cash from financing activities excluding proceeds from public offerings. Please refer to our website at www.investor.natera.com/financials for a reconciliation of non-GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non-GAAP cash flow as an indicator of the Company's operational cash generating capabilities.

Not for reproduction or further distribution.

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